                                                               EXHIBIT 10(e)(iv)

                    AMENDMENT NO. FOUR TO REVOLVING CREDIT,
                        SECURITY AND GUARANTY AGREEMENT


          THIS AGREEMENT, made and entered into as of the 1st day of November, 1995, by and among MARK TWAIN KANSAS CITY BANK, a Missouri banking corporation ("Bank"); CONCORDE CAREER COLLEGES, INC., a Delaware corporation ("Borrower"); MINNESOTA INSTITUTE OF MEDICAL AND DENTAL ASSISTANTS, INC., a Minnesota corporation ("Minnesota"); TEXAS COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a Texas corporation ("Texas"); UNITED HEALTH CAREERS INSTITUTE, INC., a California corporation ("United"); SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a California corporation ("Southern California"); CONCORDE CAREERS - FLORIDA, INC., a Florida corporation ("Florida"); THE COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC., a California corporation ("Dental"); PERSON/WOLINSKY ASSOCIATES, INC., a New York corporation ("Person/Wolinsky"); COMPUTER CAREER INSTITUTE, INC., an Oregon corporation ("Computer"); CONCORDE CAREER INSTITUTE, INC., a Florida corporation ("Concorde-Florida"); and CAREER ASSISTANCE, INC., a Missouri corporation ("Career Assistance") (Minnesota, Texas, United, Southern California, Florida, Dental, Person/Wolinsky, Computer, Concorde-Florida and Career Assistance being hereinafter referred to collectively as "Guarantors" and each individually as a "Guarantor");

                                 WITNESSETH THAT:

          WHEREAS, Bank, Borrower and Guarantors (except Career Assistance) are the initial parties to a Revolving Credit,

                                Part V - Page 1

Security and Guaranty Agreement dated as of September 3, 1991 ("Initial Credit Agreement"), to Amendment No. One thereto ("Amendment No. One") dated April 30, 1992, to Amendment No. Two thereto ("Amendment No. Two") dated as of April 30, 1993, and to Amendment No. Three thereto ("Amendment No. Three") dated as of September 1, 1994 (said Initial Credit Agreement, as amended by Amendment No. One, by Amendment No. Two and by Amendment No. Three, being hereinafter referred to as the "Revolving Credit Agreement");

          WHEREAS, the promissory note in the face amount of $5,553,479.36 dated September 1, 1994 (the "September 1 Note"), matures January 3, 1996), and has a current principal balance of $1,887,009.36, and the parties desire to modify the payment schedule of the September 1 Note and to change its final maturity;

          WHEREAS, Borrower and Guarantors have proposed certain additional modifications to the Revolving Credit Agreement; and

          WHEREAS, Bank is willing to agree to such modifications, but only upon the terms and conditions hereinafter set forth, including but not limited to the inclusion of Career Assistance as one of the Guarantors, among other items;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, Borrower, Bank and Guarantors agree as follows:

   1. Defined Terms. Terms used herein with initial capital letters but not defined herein shall have the meanings given to them in the Revolving Credit Agreement or, if not defined in the

Revolving Credit Agreement, in the Note. Consistent with the definitions of "Agreement" in Section 1.01 and "Note" in Section 2.02 of the Revolving Credit Agreement, references in the Revolving Credit Agreement and herein to "this Agreement" and the "Loan Documents" shall include Amendment No. One, Amendment No. Two, Amendment No. Three, and this Amendment No. Four and all future amendments, modifications, restatements, substitutions and replacements of the Initial Credit Agreement, and references in this Agreement and in the Loan Documents to the "Note" shall include the Note as modified herein and as evidenced by a promissory note of approximate even date herewith attached as Exhibit A, and all future amendments, extensions, modifications, renewals, reaffirmations, restatements, replacements and substitutions thereof and therefor.

          2. Modification of Payment Terms of Note. The parties agree to modify the payment terms of the Promissory Note in the face amount of $5,553,479.36 dated September 1, 1994, and to extend the maturity thereof, and to restate it in its entirety so that the Loan will be evidenced by and repaid in accordance with a single promissory note duly executed on behalf of Borrower, substantially in the form of Exhibit A, attached hereto, dated as of approximately even date in the principal amount of $1,887,009.36, and payable to the order of Bank, which is herein referred to as the "Note".

          3. Career Assistance as Guarantor. Career Assistance executes this Agreement as one of the Guarantors, and agrees to be bound by all of the provisions of the Revolving Credit

Agreement applicable to "Guarantors" as if Career Assistance was an original party to the Revolving Credit Agreement. Without limiting the generality of the foregoing, Career Assistance guarantees all Bank Liabilities as provided in
Article III of the Initial Credit Agreement, and grants a security interest in its assets as provided in Article IV of the Initial Credit Agreement. Borrower acknowledges and agrees that all provisions of the Revolving Credit Agreement, including but not limited to all of Borrowers representations, warranties, agreements and covenants, applicable to a "Guarantor" shall also apply to Career Assistance. Without limiting the generality of the foregoing, all of the outstanding shares of capital stock of Career Assistance are herewith delivered to Bank accompanied by a stock power executed in blank and such capital stock shall be "Pledged Stock."

          4. Investment in Career Assistance. Bank consents to the investment by Borrower in Career Assistance, and Career Assistance shall also be considered to be a "Restricted Subsidiary" of Borrower, as well as a "Guarantor."

          5. Restructure Fee. Borrower agrees to pay Bank a restructure fee in an amount equal to five percent (5%) of the projected outstanding principal balance of the Note on June 3, 1996. The projected outstanding principal balance of the Note on June 3, 1996 is $1,343,275.36, and five percent (5%) of such amount is $67,163,77 which shall be payable in six (6) equal installments of $11,193.96 ("Restructure Installment Payment"). A Restructure Installment Payment shall be due January 3, 1996, and on the 3rd day of each month thereafter until June 3, 1996, when the final Restructure Installment Payment shall be due and payable; provided, however, that in the event Borrower makes a prepayment of principal of at least $223,880.00 on the first business day of any month for which a Restructure Installment Payment is due, then the Restructure Installment Payment for such month shall be waived.

          6. Location of Career Assistance. The address of the chief executive office of Career Assistance is 1100 Main Street, Suite 416, Kansas City, Missouri, and all Collateral owned by it shall be kept only at such location.

          7. Evidence of Authority to Execute Agreement. Contemporaneously with the execution hereof, each of Borrower and Guarantors shall deliver to Bank a certificate of the Secretary or an Assistant Secretary of Borrower or such Guarantor certifying, as of the date hereof, (a) the due adoption by the board of directors of Borrower or such Guarantor, as the case may be, of resolutions which are set forth at length in such certificate and which authorize the execution, delivery and performance of this Agreement, (b) that such resolutions have not been rescinded or revoked and are in full force and effect, and (c) the incumbency and signatures of the officers who have signed this Agreement on behalf of Borrower or such Guarantor, as the case may be.

          8. Conditions Precedent. As a condition to the effectiveness and enforceability of this Agreement, the following events must have occurred:

          (a) Borrower and CenCor, Inc. shall have executed and delivered to Bank on the date hereof a Modification to Mortgage and Acknowledgement of Subordination in form and substance satisfactory to Bank which will provide, among other provisions, that the Note is secured by the Mortgage and that the Mortgage remains a first lien in the property encumbered by the Mortgage; and

          (b) Borrower will obtain from Chicago Title Insurance Company within thirty (30) days of the date of the Agreement, an endorsement to Chicago Title Insurance Company Loan Policy No. 23-0032-92-041229 dated September 11, 1991, providing that the Mortgage described therein as modified by the Modification to Mortgage and Acknowledgement of Subordination remains a first and prior lien on the real estate described therein subject only to Special Exceptions 1, 2, 3 and 4 described in such Loan Policy.

          (c) Cencor, Inc. shall have executed a consent to the investment by Borrower in Career Assistance, specifying that the provisions of Section 7.4 of the Restructuring, Security and Guaranty Agreement dated as of October 30, 1992, among Borrower, Cencor, Inc., and other parties are waived with respect to Career Assistance, and that Borrower is not in default under such Restructuring, Security and Guaranty Agreement, and such consent shall be delivered to Bank on the date hereof.

          Bank may, at its sole option, waive any of the conditions, or extend the time for the satisfaction of the same. If any of the conditions are not either satisfied or waived within the specified time period, as the same may be extended in writing by the Bank, this Agreement and the documents executed in connection therewith shall be void ab initio.

          9. Representations and Warranties. Borrower and Guarantors hereby jointly and severally represent and warrant to Bank that:

          (a) Each of them has all requisite power and authority to enter into and perform this Agreement, this Agreement has been duly authorized by all necessary action of the board of directors of each of them, and this Agreement constitutes a valid and binding obligation of each of them and will not contravene the terms of any other agreement or obligation of either of them;
          (b) They have determined the terms and conditions of this Agreement to be satisfactory and in their best interests, and they have, after consultation with legal counsel, voluntarily decided to execute and deliver this Agreement and to carry out the actions contemplated herein;
          (c) All of the statements, representations and warranties of fact, status or effect set forth in this Agreement, including without limitation those set forth in the recitals, are true, correct, complete and accurate in all respects, and none of such statements, representations and warranties omits to state any material fact necessary in order to make the statements therein not misleading;
          (d) Each of the Loan Documents (including this Agreement) and all documents relating to this Agreement are supported by a good, valuable, adequate, and sufficient consideration;

          (e) The obligations of Borrower and Guarantors that were created and are evidenced by the Loan Documents (including this Agreement) and all documents relating to this Agreement are valid, legally binding, and enforceable by Bank in accordance with the terms and provisions of the Loan Documents as modified hereby;
          (f) All Loans and other advances heretofore made by Bank were made in accordance with the terms and provisions of the Loan Documents;
          (g) The Loan Documents (including this Agreement) and all documents relating to this Agreement and all Loans and other advances heretofore made by Bank conferred direct, substantial, and valuable benefits upon Borrower and Guarantors;
          (h) All Loans and other advances heretofore made by Bank were made in reliance upon the validity, legally binding effect, and enforceability of the obligations of Borrower and Guarantors under the Loan Documents;
          (i) The Revolving Credit Agreement, this Amendment No. Four, the Mortgage and the Assignment of Leases and Rents create or created and evidence first, prior, valid, legally binding and enforceable security interests and liens, in favor of Bank, in, to, and against all property described in each such document;
          (j) As of the date hereof, the unpaid principal balance of the Loan is $1,887,009.36;
          (k) Borrower and Guarantors are absolutely and unconditionally liable, jointly and severally, for the payment and performance of the Bank Liabilities, and neither Borrower nor any Guarantor has, with respect to any of the Bank Liabilities, any meritorious defenses, set-offs, disputes, claims, arguments, or contentions of any kind whatsoever;
          (l) There is no provision of any existing deed of trust, mortgage, indenture, contract or agreement binding upon Borrower or Guarantors, any of the Collateral or the real property subject to the Mortgage and the Assignment of Leases and Rents which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or any other document relating hereto;
          (m) Borrower and Guarantors acknowledge that they are jointly and severally obligated to pay, or reimburse Bank for, on demand, any and all reasonable out-of-pocket costs, fees and expenses, including but not limited to reasonable attorneys' fees and expenses, incurred or paid by Bank in connection with (i) the negotiation and drafting of this Agreement, including this Amendment No. Four and related documents and (ii) the interpretation and enforcement of the Loan Documents; provided, however, that Borrower and Guarantors shall not be obligated to reimburse more than $7,500.00 to Bank for attorneys' fees and expenses incurred in connection with the negotiation, preparation and execution of this Amendment No. Four. Borrower's duty to reimburse Bank for costs, fees and expenses provided herein shall not apply to any outside appraiser retained by the Bank for services rendered prior to the execution hereof. The provisions of this paragraph shall not limit the generality of Section 12.13 of the Revolving Credit Agreement, as amended hereby; and

          (n) Borrower represents that it owns all of the capital stock of Career Assistance, and that its investment in Career Assistance does not exceed $500,000.00.

          10. Release. Borrower and Guarantors, for themselves and for their respective heirs, personal representatives, successors, and assigns, hereby release, acquit, and forever discharge Bank and all of Bank's predecessors, stockholders, directors, officers, attorneys, representatives, agents, employees, successors, and assigns of and from any and all causes of action, claims, debts, and demands of every kind and character (except claims to payment of the amount of any balances maintained in deposit accounts with Bank, which claims shall, however, be subject to Bank's right of set-off) whether now or hereafter existing and whether now known or hereafter discovered, which relate in any manner whatsoever to, or arise in any manner whatsoever from, Bank's dealings, prior to the date of this Agreement, with Borrower and Guarantors, or any of them, including, without limitation, those dealings that are evidenced by and relate to the Loan Documents.

          11. No Waiver. Neither any course of dealing between Borrower and Bank nor any omission or delay by Bank in exercising any right, power or privilege under this Agreement or any other Loan Documents shall impair such right, power or privilege or be construed to be a waiver of or acquiescence in any Default, and any single or partial exercise of any right, power or privilege shall not preclude other or further exercise of that or any other right, power or privilege and no waiver shall be valid unless in writing and signed by Bank and then only to the extent specified.

          12. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement or any of the Loan Documents or any interest in any moneys due or to become due under any of the Loan Documents without the prior written consent of Bank.

          13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of such provision in any other jurisdiction or invalidating the remaining provisions hereof in any jurisdiction.

          14. Governing Law. This Agreement shall be construed in accordance with and governed by the laws, statutes and decisions of the State of Missouri applicable to contracts made and to be performed wholly within such state, to the non-exclusive jurisdiction of whose courts, state and federal, Borrower and Guarantors irrevocably agree to submit.

          15. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          16. Entire Agreement; Loan Documents to Remain in Effect as Modified. This Agreement and the Exhibits attached hereto embody the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter, except that the Loan Documents, as modified hereby, shall remain in full force and effect.

          17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          18. No Third Party Beneficiaries. This Agreement is entered into solely for the benefit of the parties hereto and no person not a party hereto shall have any rights to object to or recover any damages or loss resulting from any course of conduct by any of the parties or by reason of any amendment hereto or the failure of any party to enforce the obligations of any other party hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

          Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (borrower(s) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

                              MARK TWAIN KANSAS CITY BANK



                              By:     /s/ Mark Degner
                                     ------------------------------
                              Printed Name:     Mark Degner
                                            -----------------------
                              Its:   Senior Vice President
                                   --------------------------------

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

      BE IT REMEMBERED, that on this 10th day of November, 1995, before me, the undersigned, a notary public in and for said state, came Mark Degner and ___________________ of Mark Twain Kansas City Bank, a Missouri banking corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                          /s/  Cynthia D. Mendenhall
                                       ------------------------------
                                       Notary Public in and for said
                                       County and State
My commission expires:


    December 6, 1998          (STAMP)    CYNTHIA D. MENDENHALL
  ----------------------
                                             STATE OF MISSOURI
                                           Notary Public - Notary Seal
                                              Jackson County
                                         My Commission Expires: Dec. 6, 1998

                              CONCORDE CAREER COLLEGES, INC.

ATTEST:

                              By:    /s/ J. L. Brozman
                                 ----------------------------
/s/ Lisa M. Henak                       Jack L. Brozman
---------------------------         Chairman of the Board and
                  Secretary          Chief Executive Officer


                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

      BE IT REMEMBERED, that on this   3rd   day of November, 1995, before me,
the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board and Chief Executive Officer of Concorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)

_____________________, 19__
     LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              MINNESOTA INSTITUTE OF MEDICAL AND DENTAL
                              ASSISTANTS, INC.

ATTEST:

                              By: /s/ Asa E. Johnson
                                 ------------------------------
                                  Asa E. Johnson, President
  /s/ Lisa M. Henak
 ---------------------
Secretary


                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this  3rd   day of November, 1995, before me, the
undersigned, a notary public in and for said state, came Asa E. Johnson, President of Minnesota Institute of Medical and Dental Assistants, Inc., a Minnesota corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                                /s/ Lisa M. Henak
                                                -----------------------------
                                                Notary Public in and for said
                                                County and State
My commission expires:

(Stamp and Seal)

_____________________, 19__
      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              TEXAS COLLEGE OF MEDICAL AND DENTAL
                              ASSISTANTS, INC.

ATTEST:

                              By:   /s/ Asa E. Johnson
                                  -------------------------------
                                    Asa E. Johnson, President
/s/ Lisa M. Henak
----------------------------
Secretary



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this     3rd   day of November, 1995, before me,
the undersigned, a notary public in and for said state, came Asa E. Johnson, President of Texas College of Medical and Dental Assistants, Inc., a Texas corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)

_____________________, 19__
    LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              UNITED HEALTH CAREERS INSTITUTE, INC.

ATTEST:

                              By:   /s/ Asa E. Johnson
                                  -------------------------------
                                    Asa E. Johnson, President

 /s/ Lisa M. Henak
 -----------------
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this   3rd   day of November, 1995, before me,
the undersigned, a notary public in and for said state, came Asa E. Johnson, President of United Health Careers Institute, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)
_____________________, 19__
      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              SOUTHERN CALIFORNIA COLLEGE OF
                              MEDICAL AND DENTAL ASSISTANTS, INC.

ATTEST:

                              By: /s/ Asa E. Johnson
                                 ----------------------------
                                 Asa E. Johnson, President

 /s/ Lisa M. Henak
 --------------------------
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this   3rd   day of November, 1995, before me,
the undersigned, a notary public in and for said state, came Asa E. Johnson, President of Southern California College of Medical and Dental Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)
_____________________, 19__
      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              CONCORDE CAREERS - FLORIDA, INC.

ATTEST:

                              By: /s/ Asa E. Johnson
                                 ----------------------------
                                  Asa E. Johnson, President

 /s/ Lisa M. Henak
----------------------------
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this   3rd   day of November, 1995, before me,
the undersigned, a notary public in and for said state, came Asa E. Johnson, President of Concorde Careers -Florida, Inc., a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)
_____________________, 19__
      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              THE COLLEGES OF DENTAL AND MEDICAL
                              ASSISTANTS, INC.

ATTEST:

                              By: /s/ Asa E. Johnson
                                 --------------------------------
                                    Asa E. Johnson, President

/s/ Lisa M. Henak
-----------------
Secretary



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this   3rd  day of November, 1995, before me, the
undersigned, a notary public in and for said state, came Asa E. Johnson, President of The Colleges of Dental and Medical Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)

__________________________________, 19__
        LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              PERSON/WOLINSKY ASSOCIATES, INC.

ATTEST:

                              By: /s/ Jack L. Brozman
                                 -----------------------------
 /s/ Lisa M. Henak               Jack L. Brozman
 --------------------------
Secretary                        Chairman of the Board and Chief
                                 Executive Officer



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this 3rd day of November, 1995, before me, the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board and Chief Executive Officer of Person/Wolinsky Associates, Inc., a New York corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State

My commission expires:

(Stamp and Seal)
__________________________________, 19__
        LISA M. HENAK
 Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                                                 COMPUTER CAREER INSTITUTE, INC.

ATTEST:

                              By: /s/ Asa E. Johnson
                                 -------------------------------
                                  Asa E. Johnson, President
/s/ Lisa M. Henak
-----------------
Secretary


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this   3rd  day of November, 1995, before me, the
undersigned, a notary public in and for said state, came Asa E. Johnson, President of Computer Career Institute, Inc., an Oregon corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State

My commission expires:

(Stamp and Seal)

___________________________________, 19__
         LISA M. HENAK
 Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                                                 CONCORDE CAREER INSTITUTE, INC.

ATTEST:

                                    By: /s/ Jack L. Brozman
                                       ---------------------------
                                         Jack L. Brozman,
/s/ Lisa M. Henak                        Chairman of the Board
--------------------
Secretary



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this 3rd   day of November, 1995, before me, the
undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board of Concorde Career Institute, Inc., a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State

My commission expires:

(Stamp and Seal)

__________________________________, 19__
         LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                              CAREER ASSISTANCE, INC., a Missouri Corporation

ATTEST:

                                    By: /s/ Patrick J. Debold
                                       ---------------------------
                                         Patrick J. Debold,
                                         President
  /s/ Lisa M. Henak
 ----------------------------
Secretary



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )

     BE IT REMEMBERED, that on this 3rd day of November, 1995, before me, the undersigned, a notary public in and for said state, came Patrick J. Debold, President of Career Assistance, Inc., a Missouri corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                    /s/ Lisa M. Henak
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
My commission expires:

(Stamp and Seal)

_____________________, 19__

      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                                  EXHIBIT "A"

                                PROMISSORY NOTE
                                ---------------



$1,887,009.36                                              Kansas City, Missouri
                                                                November 1, 1995

          FOR VALUE RECEIVED, CONCORDE CAREER COLLEGES, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of MARK TWAIN KANSAS CITY BANK (the "Bank"), the principal sum of ONE MILLION EIGHT HUNDRED EIGHTY-SEVEN THOUSAND NINE AND 36/100 DOLLARS ($1,887,009.36), together with interest on the unpaid principal balance outstanding from time to time, from date until Maturity (as hereinafter defined), at a variable rate per annum One and One-Half percentage points (1 1/2%) in excess of the Bank's prime rate, as determined by the Bank and distributed to its officers and employees from time to time for their use in setting and adjusting interest rates on loans, regardless of whether such prime rate is otherwise published or utilized and irrespective of the rate of interest charged by the Bank on any loan to a person other than the Maker (the "Prime Rate"). The Maker acknowledges that the Prime Rate is not necessarily the best nor even a favorable rate. The interest rate on this Note shall be adjusted on the same day as each change in the Prime Rate occurs. Interest shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

          As used in this Note, the following terms shall have the following meanings:

          (a) "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the State of Missouri are authorized or required to close under applicable law or executive order.

          (b) "Default Rate" means a rate per annum equal to the Prime Rate plus Four and One-Half percentage points (4 1/2%), Rate adjusted daily, not to exceed the highest rate of interest permitted by applicable law.

          (c) "Dollars" and "$" mean lawful money of the United States of America.

          (d) "Holder" means the Bank and any other person in possession of this
Note if this Note has been endorsed to such person, to his order, to bearer or in blank.

          (e) "Interest Due Date" means the first day of each calendar month commencing after the date of this Note and prior to Maturity.

          (f) "Maturity" means January 3, 1997, or such earlier date on which the principal balance of and accrued interest on this Note shall have been declared immediately due and payable as provided herein.

          (g) "Mortgage" means the Mortgage, dated on or about September 3, 1991, encumbering real property owned by the Maker and located in Warren, Michigan, as may be modified or amended in writing from time to time.

          (h) "Revolving Credit Agreement" means the Revolving Credit, Security and Guaranty Agreement dated September 3, 1991 between the Maker, the Bank and certain subsidiaries of the Maker, as amended by Amendment No. One thereto dated April 30, 1992 and by Amendment No. Two thereto dated April 30, 1993, and by Amendment No. Three thereto dated September 1, 1994, and by Amendment No. Four of even date herewith.

          The unpaid principal balance of this Note shall be payable in installments in the amounts and on the dates set forth on the Payment Schedule attached hereto as Exhibit A. Accrued interest shall be due and payable monthly, on each Interest Due Date, and at Maturity.

          The principal of this Note may be prepaid in whole or in part at any time and from time to time without penalty or fee, subject to the condition that no prepayment of any part of the principal balance may be made at a time when any previously scheduled principal or interest payment has not been paid in full.

          After Maturity, whether Maturity occurs by reason of acceleration or passage of time, this Note shall bear interest at the Default Rate.

          The amount of any interest payment may be specified by notice from the Holder to the Maker prior to the due date of such payment, but the Holder shall have no obligation to give any such notice. In the event any such notice is not given, in the event the amount of interest is miscalculated in any such notice, or in the event of a change in the Prime Rate subsequent to the preparation of any such notice and prior to the Interest Due Date, then any resultant underpayment or overpayment of interest shall be added to or deducted from the next scheduled interest payment. Nothing herein shall relieve the Maker or any other person liable for the payment of this Note from the obligation to pay the full amount of interest accruing from time to time on the unpaid principal balance, and any and all accrued interest not previously paid for any reason whatsoever shall be due and payable at Maturity.

          This Note evidences the unpaid principal balance of a Promissory Note dated September 3, 1991 in the original face amount of $10,000,000.00, as modified by the Promissory Note dated April 30, 1993, and by the Promissory Note dated September 1, 1994, and is issued pursuant to the Revolving Credit Agreement and shall be entitled to the full benefit of and all security provided by the Revolving Credit Agreement, the Mortgage and the Assignment of Leases and Rents. Reference is made to the Revolving Credit Agreement and the Mortgage for rights of the Bank to accelerate the maturity of this Note in certain circumstances, which rights are intended to be cumulative with each other and with all other rights granted to the Bank herein, in any other instrument or agreement (including the Revolving Credit Agreement and the Mortgage), and by applicable law.

          All payments of principal and interest on this Note shall be due and payable at 2:00 P.M., Kansas City, Missouri time, on the scheduled due date at the principal office of the Bank, 106 West 11th Street, Kansas City, Missouri 64105, or at such other place as the Holder may designate to the Maker in writing from time to time.

          This Note shall be construed and enforced in accordance with the laws of the State of Missouri, except to the extent such laws are preempted (expressly or by implication) by laws of the United States. This Note may not be modified except by a writing signed by Bank and Holder or cancelled except by a writing signed by the Holder.

          All parties who now are or hereafter become liable for the payment of this Note, whether as maker, principal, surety, guarantor, or endorser, hereby
(a) waive presentment for payment, demand, protest, notice of protest, notice of dishonor or nonpayment, and all other notices in connection with the delivery, acceptance, performance, default and enforcement of this Note; (b) waive any defense based on the failure of the Bank to perfect any security interest or record any mortgage or deed of trust securing the payment hereof or to exercise diligence in collecting this Note or enforcing its rights hereunder or under any related security agreement, mortgage, deed of trust, guaranty or other instrument or agreement; (c) consent to any number of extensions, postponements or deferrals of any payment due hereunder, for any length of time and on any lawful terms (including but not limited to any change in the interest rate or the method of calculating the interest rate from time to time), to the grant of any other indulgence to, any release of and any covenant not to sue any party liable for the payment hereof, and to any substitution, addition, exchange or release of any real or personal property securing the payment hereof, all without notice to or express reservation of rights against any of said parties; and (d) jointly and severally agree (subject to any express limitations contained in the agreements or instruments by virtue of which they respectively are liable for the payment hereof) to perform all obligations of the Maker hereunder (as modified by any such extension, postponement or deferral) when due, without requiring any prior demand on or action against any other person or any property securing the payment hereof.

          In the event (i) any installment of principal or interest is not paid when due, or (ii) there occurs any event which, under the terms of any loan agreement, mortgage, deed of trust, security agreement, pledge agreement or other agreement or instrument relating to this Note or the loan evidenced hereby or securing the payment hereof (including, but not limited to, the Revolving Credit Agreement and the Mortgage), permits the obligations referred to therein or secured thereby to be declared due and payable or causes or permits the maturity of such obligations to be accelerated, then the Holder shall have the right and power, at its option, to accelerate the maturity of this Note and to declare the unpaid principal balance and all accrued interest immediately due and payable in full.

          In the event of any default in the payment of the principal or interest hereunder, the Maker shall pay all costs and expenses of collection, including the reasonable fees and expenses of any attorney or firm of attorneys retained by the Holder in connection with such collection or the repossession or disposition of, or other realization on, any collateral security, whether or not suit is commenced and including fees and expenses in connection with any bankruptcy, insolvency or reorganization proceedings and any proceedings in appellate courts, all to the extent not prohibited by applicable law.

                                               CONCORDE CAREER COLLEGES, INC.



                                                By: /s/ Jack L. Brozman
                                                    ------------------------
                                                    Jack L. Brozman
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF MISSOURI)
                 ) ss.
COUNTY OF JACKSON)

          BE IT REMEMBERED, that on this 3rd day of November, 1995, before me, the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board and Chief Executive Officer of Concorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                 /s/ Lisa M. Henak
                                 -----------------------------
                                 Notary Public in and for said
                                 County and State
My commission expires:

(Stamp and Seal)

_____________________, 19__

      LISA M. HENAK
Notary Public - State of Missouri
  Commissioned In Clay County
My Commission Expires Sept. 7, 1996

                                   EXHIBIT A
                      PAYMENT SCHEDULE TO PROMISSORY NOTE
                             DATED NOVEMBER 1, 1995
               IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,887,009.36

_________________________________________________________________

November 3, 1995               271,867.00
December 3, 1995               271,867.00

January 3, 1997              1,343,275.36
                            -------------

TOTAL PRINCIPAL PAYMENTS    $1,887,009.36